SUPPLEMENT DATED AUGUST 28, 2019

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS FOR

EMERGING MARKETS DEBT PORTFOLIO

DATED MAY 1, 2019

This supplement revises the Pacific Select Fund Summary Prospectus for Emerging Markets Debt Portfolio dated May 1, 2019 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following is added alphabetically to the Principal Risks subsection:

•                 Borrowing Risk:  Borrowing money to finance purchases of securities that exceed a Fund’s net assets creates leverage risk, which may magnify changes to a Fund’s net asset value and its returns. A Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost a Fund interest expense and other fees, which may reduce its returns.